UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 18, 2023

Cosmos Health Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54436	27-0611758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 West Jackson Blvd, Suite 4236, Chicago, Illinois	60604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 865-0026

N/A

(Former name or former address, if changed since last report.)

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, $.001 par value	COSM	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

On September 20, 2023, Pavlos Ignatiades, our Chief Communications Officer, resigned effective immediately. Mr. Ignatiades was Chief Operating Officer from March 2020 until February 1, 2023, when elected Chief Communications Officer. Prior to 2020, he was in charge of the daily activities of all of the Company’s subsidiaries. We are ever thankful for his contributions to the Company.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 18, 2023, Cosmos Health Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”). The following matters were submitted to a vote of the Company’s shareholders at the Meeting: (1) the election of each of the nominees for director; (2) the ratification of the October 2022 Public Offering; (3) the approval of the Company’s 2023 equity incentive plan; and (4) to authorize the Board of Directors to amend the Articles of Incorporation to effect a reverse stock split of the Company’s outstanding common stock at their discretion.

At the Meeting, a total of 4,879,702 shares of common stock of the Company (the “Common Stock”) voted in person or by proxy, out of 13,068,719 outstanding shares of Common Stock entitled to vote at the Meeting. This constituted approximately thirty-seven (37%) percent of the issued and outstanding shares which is in excess of the one-third required for a quorum. Set forth below is the number of votes cast for, for, against, withheld, abstentions, broker non-votes and voting percentages as to each matter.

1.	Election of Directors:

Nomination	For	Withheld	% Votes Affirmative
01 - Grigorios Siokas	4,606,832	272,870	94.41%
02 - Demetrios G. Demetriades	4,867,713	11,989	99.75%
03 - John J. Hoidas	4,872,529	7,173	99.85%
04 - Dr. Anastasios Aslidis	4,808,836	70,866	98.55%
05 - Dr. Manfred Ziegler	4,829,695	50,007	98.98%
06 - Suhel Bhutawala	4,829,523	50,179	98.97%

2.	To ratify the October 2022 Public Offering:

For	Against	Abstain	% Votes Affirmative
4,770,999	106,633	2,070	97.77%

3.	To approve the Company’s 2023 equity incentive plan:

For	Against	Abstain	% Votes Affirmative
4,596,072	277,077	6,553	94.19%

4.	To authorize the Board of Directors to amend the Articles of Incorporation to effect a reverse stock split of the Company’s outstanding common stock at their discretion:

For	Against	Abstain	% Votes Affirmative
4,766,157	113,059	486	97.67%

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSMOS HEALTH INC.

Date: September 22, 2023	By:	/s/ Georgios Terzis
Georgios Terzis
Chief Financial Officer

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